UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-8092
Western Asset Worldwide Income Fund Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 725-6666
Date of fiscal year end: October 31
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

Western Asset Worldwide Income Fund Inc.
   ANNUAL REPORT

OCTOBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Western Asset Worldwide Income Fund Inc.

Annual Report • October 31, 2006
What’s
Inside

Fund Objective

The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

Letter from the Chairman	I
Fund Overview	1
Fund at a Glance	4
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	25
Board Approval of Management and Subadvisory Agreements	26
Additional Information	29
Annual Chief Executive Officer and Chief Financial Officer Certification	34
Dividend Reinvestment Plan	35
Important Tax Information	39

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] increased a modest 1.7% in the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. During this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two and 10 year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, subsequently fell 15% in the latter part of the third quarter.iv Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the overall bond
Western Asset Worldwide Income Fund      I

market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 5.19%.
Strong corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended October 31, 2006, the Citigroup High Yield Market Indexvi returned 9.95%.
Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvii returned 11.45%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

                                      Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes.
LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.
II     Western Asset Worldwide Income Fund

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) will become an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities.
Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.
Prior to October 9, 2006, the Fund was known as Salomon Brothers Worldwide Income Fund Inc.

                                      Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 13, 2006
Western Asset Worldwide Income Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
IV     Western Asset Worldwide Income Fund

Fund Overview
Q. What were the overall market conditions during the Fund’s reporting period?
A. Despite periods of volatility, emerging market debt generated strong returns during the 12 months ended October 31, 2006. Over this period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i returned 11.45%. Emerging market debt generated solid results during the first four months of the reporting period. A combination of ongoing improvements in emerging market fundamentals, relatively low global interest rates and high commodity prices aided the asset class. However, emerging market debt then weakened from March through June as investor demand fell as risk aversion increased. This was due, in part, to fears of continued short-term interest rate hikes by the Federal Reserve Board (“Fed”)ii. Emerging market debt then staged an impressive rally during the last four months of the reporting period. Despite a cooling U.S. housing market, sharply falling commodity prices and geopolitical unrest, investor demand increased as the Fed chose not to raise interest rates at its meetings in August, September and October.
Performance Review
For the 12 months ended October 31, 2006, the Western Asset Worldwide Income Fund Inc. returned 9.55%, based on its net asset value (“NAV”)iii and 6.95% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 11.45% and its Lipper Emerging Markets Debt Closed-End Funds Category Averageiv increased 11.49% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.
   During the 12-month period, the Fund made distributions to shareholders totaling $2.781 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2006 (unaudited)

12-Month
Price Per Share	Total Return

$15.36 (NAV)	9.55%

$13.37 (Market Price)	6.95%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, if any, in additional shares.
Q. What were the most significant factors affecting Fund performance?
   What were the leading contributors to performance?

A. During the first part of the reporting period, country selection positively contributed to overall Fund performance, particularly an overweight to Argentina and underweights to China and Russia. The use of leverage also positively contributed to performance. In
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      1

the second part of the period, overweights to Brazil and Argentina were beneficial to performance, as was an underweight to Turkey.

   What were the leading detractors from performance?

A. The Fund’s security selection in Brazil and Argentina were the primary detractors from performance during the first part of the reporting period. In the second part of the Fund’s fiscal year, an underweight in the Philippines was a drag on performance.
Q. Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes made to the Fund during the reporting period.
Looking for Additional Information?
The Fund is traded under the symbol “SBW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBWX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/ InvestorServices.
   In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
   Thank you for your investment in the Western Asset Worldwide Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company
November 29, 2006
2     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s shares. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. The risks are magnified in emerging markets.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006)
WESTERN ASSET WORLDWIDE INCOME FUND INC.

Face
Amount†		Security	Value

SOVEREIGN BONDS — 75.2%
Argentina — 3.9%
		Republic of Argentina:
5,000,000	DEM	10.500% due 11/14/02 (a)	$983,614
3,500,000	DEM	7.000% due 3/18/04 (a)	717,100
159,000		5.590% due 8/3/12 (b)	149,451
2,918,182	ARS	Bonds, 2.000% due 1/3/10 (b)	1,882,015
4,727,580	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	1,790,260
		GDP Linked Securities:
29,967,661	ARS	0.649% due 12/15/35 (b)	916,116
1,700,000	EUR	0.662% due 12/15/35 (b)	238,185
1,565,000		0.624% due 12/15/35 (b)	171,211
		Medium-Term Notes:
1,800,000	EUR	7.000% due 3/18/04 (a)	727,779
2,000,000,000	ITL	7.000% due 3/18/04 (a)	410,620

		Total Argentina	7,986,351

Brazil — 15.8%
		Federative Republic of Brazil:
13,036,000		11.000% due 8/17/40	17,165,153
		Collective Action Securities:
2,130,000		8.750% due 2/4/25	2,579,430
11,530,000		Notes, 8.000% due 1/15/15	12,760,827
108		MYDFA, 6.250% due 9/15/07 (b)(c)	108

		Total Brazil	32,505,518

Colombia — 3.3%
		Republic of Colombia:
388,000		11.750% due 2/25/20	555,131
2,175,000		8.125% due 5/21/24	2,453,400
327,000		10.375% due 1/28/33	454,121
3,280,000		7.375% due 9/18/37	3,394,800

		Total Colombia	6,857,452

Ecuador — 1.3%
2,680,000		Republic of Ecuador, 10.000% due 8/15/30 (c)	2,688,040

El Salvador — 1.8%
		Republic of El Salvador:
1,460,000		7.750% due 1/24/23 (c)	1,671,700
1,665,000		8.250% due 4/10/32 (c)	1,960,538

		Total El Salvador	3,632,238

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      5

Schedule of Investments (October 31, 2006) (continued)

Face
Amount†	Security	Value

Indonesia — 0.5%
825,000	Republic of Indonesia, 8.500% due 10/12/35 (c)	$979,688

Malaysia — 2.0%
3,966,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (c)	4,013,235

Mexico — 11.9%
	United Mexican States:
2,430,000	11.375% due 9/15/16	3,504,060
9,750,000	8.125% due 12/30/19	11,858,437
	Medium-Term Notes:
2,700,000	5.625% due 1/15/17	2,698,650
2,585,000	8.300% due 8/15/31	3,294,582
	Series A:
2,523,000	6.375% due 1/16/13	2,652,304
435,000	6.625% due 3/3/15	466,864

	Total Mexico	24,474,897

Panama — 2.9%
	Republic of Panama:
3,593,000	7.250% due 3/15/15	3,863,373
1,290,000	9.375% due 4/1/29	1,681,838
436,000	6.700% due 1/26/36	440,578

	Total Panama	5,985,789

Peru — 3.1%
	Republic of Peru:
1,814,000	8.750% due 11/21/33	2,308,315
	PDI:
4,085,000	5.000% due 3/7/17 (b)	4,064,575
16,720	5.000% due 3/7/17 (b)(c)	16,678

	Total Peru	6,389,568

Philippines — 1.6%
	Republic of the Philippines:
816,000	10.625% due 3/16/25 (d)	1,137,015
1,873,000	7.750% due 1/14/31	2,048,500

	Total Philippines	3,185,515

Russia — 11.6%
	Russian Federation:
3,940,000	11.000% due 7/24/18 (c)	5,688,375
760,000	12.750% due 6/24/28 (c)	1,370,850
14,827,000	5.000% due 3/31/30 (c)(e)	16,629,407

	Total Russia	23,688,632

See Notes to Financial Statements.
6     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face
Amount†	Security	Value

South Africa — 1.5%
2,925,000	Republic of South Africa, 6.500% due 6/2/14	$3,085,875

Turkey — 4.0%
	Republic of Turkey:
1,490,000	11.500% due 1/23/12	1,812,212
730,000	11.000% due 1/14/13	888,775
425,000	7.250% due 3/15/15	437,750
2,142,000	11.875% due 1/15/30 (d)	3,242,452
463,000	Collective Action Securities, Notes, 9.500% due 1/15/14	535,344
1,361,000	Notes, 6.875% due 3/17/36	1,277,639

	Total Turkey	8,194,172

Uruguay — 1.0%
	Republic of Uruguay, Benchmark Bonds:
500,000	7.500% due 3/15/15	536,875
1,468,567	7.875% due 1/15/33 (f)	1,579,444

	Total Uruguay	2,116,319

Venezuela — 9.0%
	Bolivarian Republic of Venezuela:
2,575,000	5.375% due 8/7/10 (c)	2,504,831
8,965,000	5.750% due 2/26/16	8,348,656
434,000	7.650% due 4/21/25	459,498
	Collective Action Securities:
2,200,000	6.374% due 4/20/11 (b)(c)	2,199,450
3,545,000	9.375% due 1/13/34	4,451,634
445,000	Notes, 10.750% due 9/19/13	548,462

	Total Venezuela	18,512,531

	TOTAL SOVEREIGN BONDS (Cost — $143,346,891)	154,295,820

CORPORATE BONDS & NOTES — 17.1%
Brazil — 1.2%
	Vale Overseas Ltd., Notes:
750,000	6.250% due 1/11/16	758,625
1,439,000	8.250% due 1/17/34	1,669,960

	Total Brazil	2,428,585

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      7

Schedule of Investments (October 31, 2006) (continued)

Face
Amount†		Security	Value

Chile — 2.2%
1,125,000		Corporacion Nacional del Cobre-Codelco, Notes,
		5.500% due 10/15/13 (c)	$1,127,523
		Enersis SA, Notes:
2,239,000		7.375% due 1/15/14	2,408,725
841,000		7.400% due 12/1/16	913,898

		Total Chile	4,450,146

Mexico — 5.6%
110,000		Axtel SA de CV, 11.000% due 12/15/13	123,200
500,000		Banco Mercantil del Norte SA, Bonds, 6.135% due 10/13/16 (b)(c)	504,951
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior
		Notes:
130,000		10.250% due 6/15/07	133,413
120,000		9.375% due 5/1/12	128,700
50,000		12.500% due 6/15/12	55,000
		Pemex Project Funding Master Trust:
6,750,000		9.125% due 10/13/10	7,576,875
250,000		8.000% due 11/15/11	275,625
1,100,000		Guaranteed Bonds, 9.500% due 9/15/27	1,457,500
13,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	1,213,649

		Total Mexico	11,468,913

Russia — 7.3%
5,870,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (c)	7,451,378
52,630,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	1,983,025
3,460,000		Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (c)	3,654,625
1,910,000		TNK-BP Finance SA, 7.500% due 7/18/16 (c)	2,001,802

		Total Russia	15,090,830

Venezuela — 0.8%
1,731,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (c)	1,697,135

		TOTAL CORPORATE BONDS & NOTES (Cost — $33,690,796)	35,135,609

Warrant

WARRANT — 0.4%
23,180	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $0)	756,248

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $177,037,687)	190,187,677

See Notes to Financial Statements.
8     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face
Amount†		Security	Value

SHORT-TERM INVESTMENTS — 7.3%
Certificate of Deposit (Yankee) — 1.0%
2,000,000		UBS AG Jersey Branch, 3.841% due 1/11/07 (Cost — $2,001,740)	$2,001,740

Sovereign Bonds — 4.2%
		Egypt Treasury Bills:
11,925,000	EGP	Zero coupon bond to yield 9.724% due 4/17/07	1,989,587
42,175,000	EGP	Zero coupon bond to yield 9.643% due 10/30/07	6,705,568

		Total Sovereign Bonds (Cost — $8,702,149)	8,695,155

U.S. Government Agency — 0.1%
150,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (g)(h) (Cost — $145,083)	145,098

Repurchase Agreement — 2.0%
4,181,000		Nomura Securities International Inc. repurchase agreement dated 10/31/06, 5.280% due 11/1/06; Proceeds at maturity — $4,181,613; (Fully collateralized by U.S. government agency obligation 4.625% due 1/15/08; Market value — $4,265,196) (Cost — $4,181,000) (e)	4,181,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $15,029,972)	15,022,993

		TOTAL INVESTMENTS — 100.0% (Cost — $192,067,659#)	$205,210,670

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is currently in default.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	All or a portion of this security is held as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $192,956,002.
Abbreviations used in this schedule:

ARS  — Argentine Peso
DEM  — German Mark
EGP  — Egyptian Pound
EUR  — Euro
GDP  — Gross Domestic Product
ITL   — Italian Lira
MXN  — Mexican Peso
MYDFA — Multi-Year Depository Facility Agreement
PDI   — Past Due Interest
RUB  — Russian Ruble
See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      9

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $192,067,659)	$205,210,670
Foreign currency, at value (Cost — $173,431)	173,195
Cash	630
Receivable for securities sold	2,786,683
Interest receivable	2,739,667
Prepaid expenses	8,380

Total Assets	210,919,225

LIABILITIES:
Payable for securities purchased	6,710,833
Payable for open reverse repurchase agreements	3,944,697
Investment management fee payable	176,800
Payable to broker — variation margin on open futures contracts	70,313
Interest payable	9,859
Directors’ fees payable	43
Accrued expenses	115,570

Total Liabilities	11,028,115

Total Net Assets	$199,891,110

NET ASSETS:
Par value ($0.001 par value; 13,014,971 shares issued and outstanding; 100,000,000 shares authorized)	$13,015
Paid-in capital in excess of par value	181,306,157
Undistributed net investment income	173,185
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	5,438,578
Net unrealized appreciation on investments, futures contracts and foreign currencies	12,960,175

Total Net Assets	$199,891,110

Shares Outstanding	13,014,971

Net Asset Value	$15.36

See Notes to Financial Statements.
10     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$14,000,961
Income from securities lending	6,761

Total Investment Income	14,007,722

EXPENSES:
Investment management fee (Note 2)	2,069,040
Interest expense (Notes 3 and 4)	340,404
Shareholder reports	127,299
Commitment Fees (Note 4)	98,731
Directors’ fees	72,044
Audit and tax	40,380
Transfer agent fees	32,756
Custody fees	28,145
Legal fees	27,101
Administration fees (Note 2)	26,745
Stock exchange listing fees	21,269
Loan fees	6,944
Insurance	872
Miscellaneous expenses	7,756

Total Expenses	2,899,486
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,376)

Net Expenses	2,895,110

Net Investment Income	11,112,612

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	7,155,159
Futures contracts	460,598
Foreign currency transactions	(557)

Net Realized Gain	7,615,200

Change in Net Unrealized Appreciation/Depreciation From:
Investments	286,414
Futures contracts	(504,453)
Foreign currencies	2,426

Change in Net Unrealized Appreciation/Depreciation	(215,613)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	7,399,587

Increase in Net Assets From Operations	$18,512,199

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      11

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment income	$11,112,612	$15,526,472
Net realized gain	7,615,200	24,006,178
Change in net unrealized appreciation/depreciation	(215,613)	(6,405,725)

Increase in Net Assets From Operations	18,512,199	33,126,925

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,251,624)	(16,767,066)
Net realized gains	(24,861,628)	(952,547)

Decrease in Net Assets From Distributions to Shareholders	(36,113,252)	(17,719,613)

FUND SHARE TRANSACTIONS:
Proceeds from shares issued in reinvestment of distributions (39,360 and 18,753 shares issued, respectively)	598,374	304,885

Increase in Net Assets From Fund Share Transactions	598,374	304,885

Increase (Decrease) in Net Assets	(17,002,679)	15,712,197
NET ASSETS:
Beginning of year	216,893,789	201,181,592

End of year*	$199,891,110	$216,893,789

* Includes undistributed net investment income of:	$173,185	$105,153

See Notes to Financial Statements.
12     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended October 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and income from securities lending received	$14,429,062
Operating expenses paid	(2,619,725)
Net purchases of short-term investments	(1,804,981)
Realized loss on foreign currency transactions	(557)
Realized gain on futures contracts	460,598
Net change in unrealized depreciation on futures contracts	(504,453)
Net change in unrealized appreciation on foreign currencies	2,426
Purchases of long-term investments	(147,759,214)
Proceeds from disposition of long-term investments	180,993,327
Change in payable to broker — variation margin	65,625
Interest paid	(378,879)

Net Cash Flows Provided by Operating Activities	42,883,229

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(36,113,252)
Cash paid on loan	(10,000,000)
Deposits with brokers for futures contracts	112,500
Proceeds from reverse repurchase agreements	3,944,697
Proceeds from reinvestment of dividends	598,374

Net Cash Flows Used by Financing Activities	(41,457,681)

NET INCREASE IN CASH	1,425,548
Cash, Beginning of year	(1,251,723)

Cash and foreign currency, End of year	$173,825

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations:	$18,512,199

Accretion of discount on investments	(712,259)
Amortization of premium on investments	693,873
Decrease in investments, at value	22,989,014
Increase in payable for securities purchased	2,663,587
Decrease in interest receivable	439,726
Increase in receivable for securities sold	(1,665,042)
Increase in payable to broker — variation margin	65,625
Increase in prepaid expenses	(3,761)
Decrease in interest payable	(38,475)
Decrease in accrued expenses	(61,258)

Total Adjustments	24,371,030

Net Cash Flows Provided by Operating Activities	$42,883,229

See Notes to Financial Statements.
Western Asset Worldwide Income Fund Inc. 2006 Annual Report      13

Financial Highlights
For a share of capital stock outstanding throughout each year ended October 31:

	2006(1)		2005(1)	2004(1)	2003(1)	2002(1)

Net Asset Value, Beginning of Year	$16.72		$15.53	$15.04	$11.29	$12.24

Income (Loss) From Operations:
Net investment income	0.85		1.20	1.26	1.47	1.57
Net realized and unrealized gain (loss)	0.57		1.35	0.66	3.74	(1.01)

Total Income From Operations	1.42		2.55	1.92	5.21	0.56

Less Distributions From:
Net investment income	(0.86)		(1.29)	(1.39)	(1.46)	(1.51)
Net realized gains	(1.92)		(0.07)	(0.04)	—	—

Total Distributions	(2.78)		(1.36)	(1.43)	(1.46)	(1.51)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	0.00	(2)	—	—	—	—

Net Asset Value, End of Year	$15.36		$16.72	$15.53	$15.04	$11.29

Market Price, End of Year	$13.37		$15.02	$16.34	$16.00	$11.60

Total Return, Based on NAV(3)	9.55	%†	17.19%	13.52%	48.36%	4.35%

Total Return, Based on Market Price(4)	6.95%		0.19%	12.19%	53.18%	0.61%

Net Assets, End of Year (000s)	$199,891		$216,894	$201,182	$194,337	$145,330

Ratios to Average Net Assets:
Gross expenses	1.45%		2.24%	2.00%	2.11%	2.67%
Gross expenses, excluding interest expense	1.28		1.24	1.24	1.30	1.46
Net expenses	1.45	(5)	2.24	2.00	2.11	2.67
Net expenses, excluding interest expense	1.28	(5)	1.24	1.24	1.30	1.46
Net investment income	5.57		7.41	8.39	10.77	12.91

Portfolio Turnover Rate	72%		83%	94%	100%	143%

Supplemental Data:
Loans Outstanding, End of Year (000s)	—	(6)	$10,000	$60,000	$60,000	$60,000
Asset Coverage for Loan Outstanding	—	%(6)	2,269.00%	435.00%	424.00%	342.00%
Weighted Average Loan (000s)	$10,000	(6)	$46,027	$60,000	$60,000	$60,000
Weighted Average Interest Rate on Loans	5.07	% (6)	3.79%	2.34%	2.38%	3.10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	At October 31, 2006, the Fund did not have an outstanding loan.

†	If the Fund had met its investment restriction the total return may have been different. (See Note 10)

See Notes to Financial Statements.
14     Western Asset Worldwide Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Western Asset Worldwide Income Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Worldwide Income Fund Inc.) was incorporated in Maryland on October 21, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on
Western Asset Worldwide Income Fund, Inc. 2006 Annual Report      15

Notes to Financial Statements (continued)
amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.
   (d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (e) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
   The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.
   (f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated
16     Western Asset Worldwide Income Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)
securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   (g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.
   (h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
Western Asset Worldwide Income Fund, Inc. 2006 Annual Report      17

Notes to Financial Statements (continued)
   (k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain

(a)	$207,044	$(207,044)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of passive foreign investment companies.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.
   Prior to the Legg Mason transaction, the Fund paid SBAM a fee calculated at an annual rate of 0.90% of the Fund’s average weekly net assets and an administration fee calculated at an annual rate of 0.150% of the Fund’s average weekly net assets up to $250 million and 0.125% of the Fund’s average weekly net assets in excess of $250 million. These fees were calculated daily and paid monthly.
   Under the new investment management agreement the Fund pays the manager a management fee calculated at an annual rate of 1.050% of the Fund’s average weekly net assets up to $250 million and 1.025% of the Fund’s average weekly net assets in excess of $250 million. Under the new management agreement the Fund’s investment adviser also provides administrative services to the Fund, thus the Fund no longer pays a separate administrative fee.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. Effective November 30, 2006 Western Asset Management Company Limited (“Western Asset Limited”) will become an additional
18     Western Asset Worldwide Income Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)
subadviser to the Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund. Western Asset Limited is not compensated by the Fund for its services and Western Asset pays Western Asset Limited for its services to the Fund.
   During the year ended October 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $4,376.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$143,711,968

Sales	183,255,358

   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,460,956
Gross unrealized depreciation	(206,288)

Net unrealized appreciation	$12,254,668

   Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2006 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$4,192,229	1.53%	$16,174,481

Western Asset Worldwide Income Fund, Inc. 2006 Annual Report      19

Notes to Financial Statements (continued)
   Interest rates on reverse repurchase agreements ranged from 0.20% to 4.50% during the year ended October 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $26,065.
   At October 31, 2006, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value

$1,009,066	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 9/15/06 bearing 4.500% to be repurchased at $1,014,994 on 11/1/06, collateralized by: $816,000 Republic of the Philippines, 10.625% due 3/16/25; Market value (including accrued interest) $1,148,032	$1,009,066
603,191	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 10/27/06 bearing 4.000% to be repurchased at a date to be determined, collateralized by: $437,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $676,879	603,191
2,332,440	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 9/25/06 bearing 1.500% to be repurchased at $2,337,494 on 11/16/06, collateralized by: $1,705,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $2,640,914	2,332,440

	Total Reverse Repurchase Agreements (Proceeds — $3,944,697)	$3,944,697

   At October 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Loss
Contracts to Sell:

U.S. Treasury 10 year Note	150	12/06	$16,049,860	$16,232,813	$(182,953)

4.	Loan
At October 31, 2006, the Fund had a $10,000,000 loan available pursuant to a revolving credit and security agreement, with Panterra Funding, LLC (as successor by assignment to CHARTA, LLC) (the “Lender”) a commercial paper conduit issuer for which Citicorp North America, Inc., acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a quarterly commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended October 31, 2006, the Fund incurred interest expense on this loan in the amount of $314,339.
   At October 31, 2006, the Fund did not have an outstanding loan. Subsequent to October 31, 2006, effective November 20, 2006, the total loan available was increased to $22,000,000.

20     Western Asset Worldwide Income Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

5.	Distributions Subsequent to October 31, 2006
On July 27, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.0750 per share payable on November 24, 2006 to shareholders of record on November 17, 2006.
   On November 17, 2006, the Board of Directors declared distributions of $0.5338 per share (comprised of $0.0750 income, $0.0830 Short-term Capital Gain and $0.3758 Long-term Capital Gain), $0.0750 per share and $0.0750 per share, payable on December 29, 2006, January 26, 2007 and February 23, 2007 to shareholders of record on December 22, 2006, January 19, 2007 and February 16, 2007, respectively.

6.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

Distributions paid from:	2006	2005

Ordinary Income	$19,270,552	$16,767,066
Net Long-term Capital Gains	16,842,700	952,547

Total Distributions Paid	$36,113,252	$17,719,613

   As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,426,854
Undistributed long-term capital gains — net	4,890,299

Total undistributed earnings	$6,317,153

Other book/tax temporary differences (a)	182,953
Unrealized appreciation/(depreciation) (b)	12,071,832

Total accumulated earnings/(losses) — net	$18,571,938

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM
Western Asset Worldwide Income Fund, Inc. 2006 Annual Report      21

Notes to Financial Statements (continued)
and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
22     Western Asset Worldwide Income Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.
Western Asset Worldwide Income Fund, Inc. 2006 Annual Report      23

Notes to Financial Statements (continued)
* * *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2006 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

10.	Prospectus Restriction
The Fund’s investment policy states that under normal market conditions, the Fund will invest at least 65% of its total assets in high yield foreign sovereign debt securities. The Fund also may invest up to 35% of its total assets in high yield non-U.S. and U.S. corporate debt securities.
   As of October 31, 2006, the Fund had approximately 55% in high yield foreign sovereign debt securities. The Fund’s Manager is in the process of realigning the Fund’s portfolio to meet the Fund’s investment policy and intends to reimburse the Fund for any losses and transaction costs incurred by the Fund.

11.	Subsequent Event
In view of changes that have occurred in the global emerging markets debt market, management recommended and on December 21, 2006, the Fund’s Board of Directors approved, subject to shareholder approval, a change in the Fund’s investment objectives. The current primary investment objective is to maintain a high level of current income by investing primarily in a portfolio of high yield foreign sovereign debt securities and high yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation. If approved by shareholders, the Fund’s new primary investment objective will be to maintain a high level of current income. The Fund will continue to seek capital appreciation as a secondary objective.
   If the change in its primary investment objective is approved by shareholders, the Fund will also implement changes to its investment policies. Under normal conditions, the Fund will invest at least 65% of its total assets in both below investment grade and investment grade non-U.S. sovereign and corporate debt securities of issuers that are, or are incorporated in or generate the majority of their revenue in, the countries that comprise the JPMorgan Emerging Markets Bond Index Global. The Fund may also invest up to 35% of its total assets in a broad range of both below investment grade and investment grade, U.S. and non-U.S. fixed income securities, including: corporate bonds, loans, mortgage and asset backed securities, preferred stock and sovereign debt, and derivative instruments of the foregoing securities. In addition, the Fund will no longer be restricted in the amount of non-dollar denominated debt in which it may invest.
24     Western Asset Worldwide Income Fund, Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Western Asset Worldwide Income Fund Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Worldwide Income Fund Inc. (formerly Salomon Brothers Worldwide Income Fund Inc.), as of October 31, 2006, and the related statement of operations and statement of cash flows for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Worldwide Income Fund Inc., as of October 31, 2006, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
December 27, 2006
Western Asset Worldwide Income Fund, Inc. 2006 Annual Report      25

Board Approval of Management and Subadvisory Agreements (unaudited)
At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (“New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in
26     Western Asset Worldwide Income Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted
Western Asset Worldwide Income Fund, Inc.      27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)
that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.
28     Western Asset Worldwide Income Fund, Inc.

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Worldwide Income Fund Inc. (formerly known as Salomon Brothers Worldwide Income Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class I	Since 2001	President, Emeritus and Senior Board Fellow, the Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Western Asset Worldwide Income Fund, Inc.      29

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Dr. Riordan Roett The Johns Hopkins University 1710 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors.

30     Western Asset Worldwide Income Fund, Inc.

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Interested Director:

R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman and Chief Executive Officer, Class II	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Fund

Western Asset Worldwide Income Fund, Inc.      31

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Officers:

Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance of Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

32     Western Asset Worldwide Income Fund, Inc.

Additional Information (unaudited) (continued)

Number of
Portfolios
in Fund
		Term of		Complex
		Office(1) and	Principal	Overseen by
	Position(s)	Length of	Occupation(s)	Director	Other Board
Name, Address and	Held with	Time	During Past Five	(including	Memberships Held
Birth Year	Fund(1)	Served	Years	the Fund)	by Director

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Shareholders in the year 2007, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen annually to hold office until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an employee of Legg Mason.
Western Asset Worldwide Income Fund, Inc.      33

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)
The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.
34     Western Asset Worldwide Income Fund, Inc.

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited)
Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.
1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Worldwide Income Fund Inc. (“Fund”) on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.
2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.
3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.
4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.
5. If (i) the Agent has not invested the full distributions amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period,
Western Asset Worldwide Income Fund, Inc.      35

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)
then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.
6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.
7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.
8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.
9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although
36     Western Asset Worldwide Income Fund, Inc.

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)
Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.
10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.
11. The Agent’s service fee for handling distributions, will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.
12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.
13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be
Western Asset Worldwide Income Fund, Inc.      37

Form of Amended and Restated Terms and Conditions of Dividend Reinvestment Plan (unaudited) (continued)
authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.
15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.
16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.
38     Western Asset Worldwide Income Fund, Inc.

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006.

Record Date:	12/27/2005	10/20/2006
Payable Date:	12/30/2005	10/27/2006

Long-Term Capital Gain Dividend	$1.2228	$0.0750

Please retain this information for your records.
Western Asset Worldwide Income Fund, Inc.      39

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Western Asset
Worldwide Income Fund Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

WESTERN ASSET WORLDWIDE INCOME FUND INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISERS
Western Asset Management Company
Western Asset Management Company Limited

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBW

This report is transmitted to the shareholders of Western Asset Worldwide Income Fund Inc. for their information. This is not a prospectus circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

WAS0019  10/06 SR06-202

Western Asset
Worldwide Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 performed by PwC and $51,000 in 2006 performed by KPMG.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2005 and $255 in 2006. These services executed in the 2006 Reporting Period, consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Worldwide Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $4,125 in 2005 and $6,035 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.
There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.
All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Worldwide Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Western Asset Worldwide Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.
(f) N/A
(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Western Asset Worldwide Income Fund, requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.
Non-audit fees billed by PwC for services rendered to Western Asset Worldwide Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Worldwide Income Fund during the reporting period was $2.7 million for the year ended October 31, 2005.
Non-audit fees billed by KPMG for services rendered to Western Asset Worldwide Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Worldwide Income Fund during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Western Asset Worldwide Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Worldwide Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse
b) Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Concerning Citigroup Asset Management1 (CAM) Proxy Voting Policies and Procedures
The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.
CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
S. Kenneth Leech	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Stephen A. Walsh	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Keith J. Gardner	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Matthew Duda	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101
(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL
The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2006.
Other Accounts Managed by Portfolio Managers
     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	134 registered investment companies with $98.5 billion in total assets under management	22 Other pooled investment vehicles with $27.2 billion in assets under management	1,039 Other accounts with $359.3 billion in total assets under management*

Stephen A. Walsh‡	134 registered investment companies with $98.5 billion in total assets under management	22 Other pooled investment vehicles with $27.2 billion in assets under management	1,039 Other accounts with $359.3 billion in total assets under management*

Keith J. Gardner‡	6 registered investment companies with $1.1 billion in total assets under management	4 Other pooled investment vehicles with $1.48 billion in assets under management	4 Other accounts with $181.9 million in total assets under management**

Matthew Duda ‡	6 registered investment Companies with $1.1 billion in total assets Under management	4 Other pooled investment vehicles with $1.48 billion in assets under management	4 Other accounts with $1.1 billion in total assets under management**
*	Includes 96 accounts managed, totaling $30.9 billion, for which advisory fee is performance based.

**	Includes 1 account managed, totaling $13.3 million, for which advisory fee is performance based.
     ‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.
(a)(3): Portfolio Manager Compensation
With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.
Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.
In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.
Potential Conflicts of Interest
Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.
It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.
A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.
(a)(4): Portfolio Manager Securities Ownership
     The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2006.

Dollar Range of
Portfolio Securities
Portfolio Manager(s)	Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Matthew Duda	A
Keith J. Gardner	A
Dollar Range ownership is as follows:
A: none
B: $1 – $10,000
C: $10,001 – $50,000
D: $50,001 – $100,000
E: $100,001 – $500,000
F: $500,001 – $1 million
G: over $1 million
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
None.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1)Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906 CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Worldwide Income Fund Inc.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Western Asset Worldwide Income Fund Inc.

Date: January 8, 2007

By:	/s/ Frances M. Guggino

(Frances M. Guggino)
Chief Financial Officer of
Western Asset Worldwide Income Fund Inc.
Date: January 8, 2007